UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2008

STEVEN MADDEN, LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-23702	13-3588231

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

52-16 Barnett Avenue, Long Island City, New York	11104

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (718) 446-1800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On August 8, 2008, Steven Madden, Ltd. (the “Company”) notified The NASDAQ Stock Market (“NASDAQ”) that, as a result of the retirement of Walter Yetnikoff as a member of the Company’s Board of Directors (the “Board”) and its Audit Committee on such date, the Company is no longer in compliance with NASDAQ Rule 4350(d)(2)(A) because the Company’s Audit Committee consists of only two independent directors. The Company further notified NASDAQ that the Company intends to rely on the cure provisions of NASDAQ Rule 4350(d)(4)(B) and, in accordance with such rule, will have until the earlier of the next annual stockholder meeting or one year from the date of Mr. Yetnikoff’s resignation to comply with the composition requirements set forth in NASDAQ Rule 4350(d)(2)(A).

At the time of the filing of this Report, the Company has commenced a search for a suitable candidate to serve as an independent director of the Board and its Audit Committee. Unless otherwise required by law, the Company undertakes no duty or obligation to update this Report for purposes of disclosing any action that the Company decides to take after the filing of this Report with respect to the subject matter of this Item 3.01.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective August 8, 2008, Walter Yetnikoff retired as a director and non-executive Chairman of the Board.

Effective August 8, 2008, the Company appointed Edward Rosenfeld to serve as Chief Executive Officer and executive Chairman of the Board until his successor is duly appointed, or until his earlier death, incapacity, resignation or removal. Mr. Rosenfeld, 32, was appointed as interim Chief Executive Officer on March 24, 2008 and was formerly the Executive Vice President of Strategic Planning and Finance and has been a member of the executive management team since joining the Company in May 2005. Mr. Rosenfeld has also been serving as a member of the Board of Directors since February 2008. Prior to joining the Company, Mr. Rosenfeld was employed by Peter J. Solomon Company, an investment banking boutique, in various capacities since 1997, serving as a Vice President in the mergers and acquisitions group since January 2003, where he focused on the retail and apparel industries. Mr. Rosenfeld’s compensation as reported in the Company’s Form 8-K, filed with the Securities and Exchange Commission on March 28, 2008, remains unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Steven Madden, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEVEN MADDEN, LTD.

By:	/s/ Edward Rosenfeld
	Name:	Edward Rosenfeld
	Title:	Chief Executive Officer

Date: August 14, 2008